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THIS THIRD ADDENDUM TO THE LEASE, ENDING AUGUST 31, 1997, IS MADE BY AND
BETWEEN DANI INVESTMENT PARTNERS "LESSOR" AND CONCEPTUS, INC., A DELAWARE CORPORATION "LESSEE", TO BE A PART OF THAT CERTAIN STANDARD INDUSTRIAL LEASE DATED NOVEMBER 8, 1994 BETWEEN LESSOR AND LESSEE FOR THE PREMISES COMMONLY KNOWN AS 1021 HOWARD AVENUE, SAN CARLOS, CA. (AS ATTACHED HERETO AND TOGETHER WITH ITS FIRST ADDENDUM THE "LEASE").

Lessee and Lessor hereby agree the Lease is hereby modified and supplemented as follows:

1.  SECTION 3. TERM
      The term of the lease shall be extended to encompass the period commencing on September 1, 1997 and ending on February 28, 1998 (the "Extension Period").

2.  SECTION 4. RENT
      The rent during the Extension Period shall be $17,500 per month.

3.  SECTION 5. SECURITY DEPOSIT
      The Security Deposit under the lease shall be increased FROM $14,000 to an aggregate of $17,500 which shall include amounts previously deposited. This additional sum of $3500 shall be due on September 1, 1997 when the new lease begins.

4.  EFFECT OF ADDENDUM
      Except as set forth above, the terms of the Lease shall continue to govern the parties' relationship through the Extension Period. In the event of any inconsistency between the terms of this Addendum and the terms of the Lease, the terms of this Addendum shall control. As used herein, the term "Lease" shall mean the Lease, this Addendum and all exhibits referred to in the Lease and this Addendum.

5.  SECTION 15: BROKER'S FEES
      Each party warrants that it was not represented by a real estate broker or agent in this transaction and that no broker's fees are due. If any claim does arise it shall be the lessees obligation.

"LESSOR"                               "LESSEE"

DANI INVESTMENT PARTNERS               CONCEPTUS, INC.
                                       A FTW Delaware Corporation


BY: /s/ Dennis Farrey                  BY: /s/ Sanford Fitch
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ITS: President   4/22/97               ITS:  Vice Pres. & CFO
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